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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                          WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)

            Delaware                   001-31234               75-2969997
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02:    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is being furnished pursuant to the requirements of
Item 2.02, "Results of Operations and Financial Condition," is being reported under Item 7.01, "Regulation FD Disclosure."

On July 27, 2006, Westwood Holdings Group, Inc. issued a press release entitled "Westwood Holdings Group, Inc. Announces 67% Increase in Quarterly Dividend, a Special Cash Dividend of $0.85 per Share and Second Quarter 2006 Results; Assets Under Management Rise to Record $5.4 Billion at June 30, 2006; Second Quarter Revenue Increases 26.4% Year-over-year to $6.6 Million", a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

ITEM 7.01:    REGULATION FD DISCLOSURE

Westwood announced today that its Board of Directors has approved the payment of a quarterly cash dividend of $0.15 per common share and a special dividend of $0.85 per comon share, both payable on October 2, 2006 to stockholders of record on September 15, 2006.

ITEM 9.01:    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits: The following exhibit is furnished with this report:

Exhibit
Number        Description
-------       ------------------------------------------------------------------
99.1          Press Release dated July 27, 2006, entitled "Westwood Holdings
              Group, Inc. Announces 67% Increase in Quarterly Dividend, a
              Special Cash Dividend of $0.85 per Share and Second Quarter 2006
              Results; Assets Under Management Rise to Record $5.4 Billion at
              June 30, 2006; Second Quarter Revenue Increases 26.4%
              Year-over-year to $6.6 Million".

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2006

                                             WESTWOOD HOLDINGS GROUP, INC.


                                             By:  /s/ William R. Hardcastle, Jr.
                                                  ------------------------------
                                                  William R. Hardcastle, Jr.,
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       ------------------------------------------------------------------
99.1          Press Release dated July 27, 2006, entitled "Westwood Holdings
              Group, Inc. Announces 67% Increase in Quarterly Dividend, a
              Special Cash Dividend of $0.85 per Share and Second Quarter 2006
              Results; Assets Under Management Rise to Record $5.4 Billion at
              June 30, 2006; Second Quarter Revenue Increases 26.4%
              Year-over-year to $6.6 Million".